SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        January 13, 2005
                                                -------------------------------

Commission         Registrant, State of Incorporation,        I.R.S. Employer
File Number        Address and Telephone Number               Identification No.

1-6468             Georgia Power Company                      58-0257110
                   (A Georgia Corporation)
                   241 Ralph McGill Boulevard, N.E.
                   Atlanta, Georgia 30308
                   (404) 506-6526

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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2

                                Explanatory Note

         The undersigned registrant hereby amends Item 9.01(c) of its Current Report on Form 8-K dated January 13, 2005 (the "Current Report") to supersede and replace Exhibits 4.1 and 4.7 thereto. The exhibits filed herewith replace the Supplemental Indenture and Form of Series X Notes originally filed as Exhibits 4.1 and 4.7 with the Current Report. The registrant inadvertantly attached incorrect documents to the Current Report as originally filed.

Item 9.01. Financial Statements and Exhibits.

                (c) Exhibits.

                  4.1 Twenty-Fourth Supplemental Indenture to Senior Note Indenture dated as of January 20, 2005, providing for the issuance of the Series X Senior Notes.

                  4.7      Form of Series X Senior Notes (included in Exhibit
                           4.1 above).


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     July 14, 2005                    GEORGIA POWER COMPANY


                                           By    /s/Wayne Boston
                                             -----------------------------------
                                                        Wayne Boston
                                                     Assistant Secretary